2015 Second Quarter Earnings Presentation July 23, 2015

Agenda INTRODUCTION • William Cooper (Chairman & CEO) SECOND QUARTER HIGHLIGHTS / EXPENSES • Mike Jones (EVP, Chief Financial Officer) CREDIT QUALITY • Mark Bagley (Chief Credit Officer) BUSINESS UPDATE / CLOSING COMMENTS • Craig Dahl (Vice Chairman, President) Q&A 2

• Gains on sales of loans returned to a more normalized level • Successfully completed second auto securitization • Strong loan and lease originations continued • Seasonal rebound in fees and service charges • Focus on improving operating leverage • Despite recent net interest margin pressure across the banking industry, TCF continues to maintain one of the highest margins Second Quarter Observations 3

As a % of average assets: Net interest income 4.14% 3.07% Non-interest income 2.28% 1.24% Revenue 6.42% 4.31% Return on average assets 1.10% 0.93% Yield on loans and leases4 4.90% 4.30%5 Rate on deposits 0.28% 0.32% Net interest margin 4.44% 3.29% Average balances as a % of average assets: Loans and leases 85.5% 64.8% Deposits 79.7% 75.0% Borrowings 6.3% 11.4% Equity 11.0% 12.0% Return on average tangible common equity6 11.34% 10.54% TCF 2Q151 Peer Group1,2,3 1Q15 Average • TCF has a higher margin due to more loans and leases as a percentage of average assets, a higher yielding loan portfolio and lower rates on deposits than peers • TCF has more non-interest income as a percentage of average assets due to a large and diversified base of revenue sources 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 Includes loans held for sale 6 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide Well Positioned in the Banking Industry 4

Second Quarter 2015 Highlights vs. Second Quarter 2014 Earnings per Common Share $0.29 Revenue $319.5 million Non-accrual Loans & Leases $205.7 million 14.5% Loan & Lease Originations $3.9 billion Average Deposits $15.9 billion Provision for Credit Losses $12.5 million Return on Average Assets 1 1.10% Return on Average Tangible Common Equity 1,2 11.34% 1 Annualized 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 21.0% 7.3% 138 bps 7 bps 5 3.0% 26.4% No Change

Second Quarter 2015 Highlights vs. First Quarter 2015 Earnings per Common Share $0.29 Revenue $319.5 million Non-accrual Loans & Leases $205.7 million 10.7% Loan & Lease Originations $3.9 billion Average Deposits $15.9 billion Provision for Credit Losses $12.5 million Return on Average Assets 1 1.10% Return on Average Tangible Common Equity 1,2 11.34% 1 Annualized 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 7.4% 1.3% 6 5.1% 38.1% 25 bps 2.1% 276 bps

$206 $204 $204 $203 $206 $104 $116 $110 $101 $113 4.65% 4.60% 4.49% 4.50% 4.44% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 0 50 100 150 200 250 300 350 6/14 9/14 12/14 3/15 6/15 Non-interest Income Net Interest Income Net Interest Margin $18 $310 $320 $314 $304 $319 1 Annualized 2 Interest income presented on a fully tax-equivalent basis 1 ($ millions) Non-interest Income 2Q15 revenue impacted by: • Increased gains from sales of loans due to a more normalized level of sales and the Company’s second auto securitization • Increased fees and service charges due to seasonality resulting in an increase in transactional activity and lower average checking account balances per customer • Higher average loan and lease balances in auto finance and inventory finance businesses 2Q15 net interest margin impacted by: • Continued margin compression resulting from the competitive low interest rate environment Deposit fees and service charges 32% ATM revenue 5% Card revenue 12% Leasing and equipment finance 23% Gains on sales of consumer real estate loans, net 11% Gains on sales of auto loans, net 10% Servicing fee income 6% Other 1% $ 113 million Second Quarter 2015 Highlights – Revenue 7 REVENUE DIVERSIFICATION Interest Income2 Consumer real estate & other (first mortgages) 17% Consumer real estate (junior liens) 17% Auto finance 10% Leasing and equipment finance 20% Commercial 15% Inventory finance 14% Loans and leases held for sale 4% Securities 2% Investments and other 1% $ 224 million

$222 $213 $220 $223 0 50 100 150 200 250 6/14 9/14 12/14 3/15 6/15 8 Operating Lease Depreciation • Continued expense optimization expected to be achieved by: • Asset growth across the businesses • Focus on process optimization and automation • Total expense base supports growth in the serviced for others portfolio as well as total assets on the balance sheet ($ millions) Other (including FDIC Insurance, Advertising & Marketing, Occupancy & Equipment, Foreclosed Real Estate and Other Credit Costs) Compensation & Employee Benefits Expense as % of Total Avg Assets & Avg Serviced for Others Portfolio1: 3.97% 4.05% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $21,467 $21,719 $22,520 3.94% $23,053 3.94% $227 $103 $110 $113 $116 $116 $8 $6 $7 $7 $9 $116 $97 $100 $99 Non-interest Expense $23,582 3.78% $98

60+ DAY DELINQUENCIES1 1 Excludes acquired portfolios and non-accrual loans and leases 2 Annualized 0.18% 0.17% 0.14% 0.14% 0.10% 0.00% 0.10% 0.20% 0.30% 6/14 9/14 12/14 3/15 6/15 $10 $16 $56 $13 $13 0 10 20 30 40 50 60 6/14 9/14 12/14 3/15 6/15 Normal Provision Added Reserve TDR Sale $18 $22 $16 NON-PERFORMING ASSETS PROVISION FOR CREDIT LOSSES ($ millions) 0.45% 0.66% 0.40% 0.28% 0.41% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 6/14 9/14 12/14 3/15 6/15 NET CHARGE-OFF RATIO 2 Credit Performance 9 $325 $343 $282 $285 $264 2.02% 2.08% 1.71% 1.66% 1.56% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0 100 200 300 400 6/14 9/14 12/14 3/15 6/15 Other Real Estate Owned Non-accrual Loans & Leases NPAs / Loans & Leases and Other Real Estate Owned($ millions)

1 Annualized N.M. Not meaningful Stabilizing Net Charge-off Ratio 10 Consumer real estate: First mortgage lien 0.79% 2.10% 0.80% 0.62% 0.79% - bps Junior lien 0.69 0.59 0.46 0.38 0.59 (10) Total consumer real estate 0.75 1.45 0.66 0.51 0.69 (6) Commercial 0.44 (0.02) 0.12 (0.07) 0.21 (23) Leasing and equipment finance 0.11 0.13 0.08 0.10 0.16 5 Inventory finance 0.02 0.06 0.12 0.08 0.11 9 Auto finance 0.48 0.61 0.83 0.66 0.66 18 Other N.M. N.M. N.M. N.M. N.M. N.M. Total 0.45 0.66 0.40 0.28 0.41 (4) Quarter Ended1 Jun. 30, 2014 Jun. 30, 2015Sep. 30, 2014 Dec. 31, 2014 Mar. 31, 2015 Jun. 30, 2014 Change from Quarter Ended NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE LOANS AND LEASES

$14,150 $15,426 $15,847 12/11 12/12 12/13 12/14 6/15 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate & Other- Junior Lien Consumer Real Estate & Other- First Mortgage $16,402 1 • Continued diversification of loan and lease portfolio across businesses and markets • Flexibility to strategically invest growing capital base in response to competitive environments • Year-over-year loan and lease growth of 5.2% ($ millions) 22% 20% 24% 10% 8% 53% Wholesale 47% Retail 4% 10% 27% 21% 22% 5% 22% 24% 34% 11% 23% 19% 12% 19% Diverse Loan and Lease Portfolio 11 1 Auto Finance loan and lease portfolio totaled $3.6 million at 12/11 17% 22% 18% 14% 13% $16,877 16% 15% 16% 16% 16%

$460 $734 $601 $482 $819 0 200 400 600 800 1,000 6/14 9/14 12/14 3/15 6/15 Other Auto Consumer Real Estate & Other Consumer 2 1 ($ millions) • Loan sales have been a core competency since 4Q11 • Loan sales provide flexibility to the organization: • Diversify areas of product and geographic concentration • Supports capital and liquidity • Provides additional revenue source • Completed the Company’s second auto securitization in 2Q15 for $436.4 million resulting in a gain of $11.2 million 1 Includes correspondent lending first mortgage sales of $74.5 million in 2Q15, $61.8 million in 1Q15 and $39.2 million in 4Q14 2 Excludes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) Loan and Lease Sales 12

$19,089 $19,711 $20,060 $20,881 $21,050 $4.9 $5.9 $6.4 $7.3 $7.2 0.0 2.0 4.0 6.0 8.0 10.0 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 6/14 9/14 12/14 3/15 6/15 Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale Servicing Fee Income ($ millions) • Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF • Serviced for others portfolio contributes to revenue through servicing fees and gains on sales of loans: • Servicing fee income of $7.2 million in 2Q15 • $819.3 million of loan sales for a gain of $23.1 million in 2Q15 Serviced for Others Portfolio $3.9 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $17.2 billion 1 Includes operating leases Managed Portfolio 13 1 ($ millions)

($ millions) 2Q14 2Q15 Change Period Beginning Balance $16,330 $17,281 $951 New Originations 3,447 3,946 499 Less Run-off2 2,952 3,331 379 Subtotal 495 615 120 Annualized Growth Rate3 12% 14% Less Loan & Lease Sales 460 819 359 Period Ending Balance $16,365 $17,077 $712 Originations Sales Consumer Real Estate $243 $141 Auto Finance 86 216 Total Retail 329 357 Commercial 32 - Leasing 23 2 Inventory Finance 4 115 - Total Wholesale 170 2 Total Lending $499 $359 Change in Originations & Sales (2Q15 vs. 2Q14) 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, prepayments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers • Increased year-over-year originations in all businesses • Diversity across asset classes reduces concentration risk • Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE 14 Loan and Lease Balance Rollforward1

• Competitive marketplace; TCF continues to focus on niche lending markets UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT 15 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of March 31, 2015 that have reported loan and lease yields for the past four quarters; includes loans held for sale (source: SNL Financial) N.A. Not available 2Q14 3Q14 4Q14 1Q15 2Q15 Consumer Real Estate: First mortgages 5.26% 5.25% 5.26% 5.57% 5.29% Junior liens 5.75 5.71 5.69 5.63 5.58 Commercial 4.57 4.37 4.32 4.37 4.30 Leasing & Equipment Finance 4.72 4.71 4.74 4.66 4.66 Inventory Finance 5.93 6.18 5.562 5.71 5.61 Auto Finance 4.43 4.36 4.24 4.18 4.11 Total Loans and Leases 5.10 5.05 4.96 5.00 4.90 Peer Group3 Average 4.56 4.51 4.42 4.30 N.A. Loan and Lease Yields1

16 • Average total deposits have increased for 19 consecutive quarters, funding asset growth • Checking account attrition rate improved by 178 bps year-over- year • Over 90% of total deposits are insured by FDIC 0.38% 0.31% 0.26% 0.26% 0.28% Average interest cost: Average Balances ($ millions) LOW-COST DEPOSIT BASE AVERAGE RATE OF 0.28% FOR YTD 2Q15 Deposit Generation $11,953 $13,160 $14,210 $14,943 $15,755 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2011 2012 2013 2014 YTD 2Q15 CDs Money Market Savings Checking

41% 40% 19% EARNING ASSETS Variable & Adjustable Rate (Inventory Finance, Commercial, Consumer) Fixed Rate - Short/Medium Duration (Commercial, Leasing, Auto Finance) Fixed Rate - Long Duration (MBS Investments, Consumer Real Estate) 45% 19% 36% DEPOSITS Low Interest Cost No Interest Cost Other • Growth of short-term and variable rate loans positions TCF to benefit in a rising rate environment • 81% of assets are variable/adjustable rate or short/medium duration fixed rate • Estimated weighted average life1: • Auto Finance portfolio: 23 months vs new originations of 27 months • Leasing and Equipment Finance portfolio: 19 months vs new originations of 25 months • 64% of deposits are low or no interest cost with an average balance of $10.1 billion and an average cost of two bps for the second quarter of 2015 1 As of June 30, 2015; estimated weighted average life represents how many months it will take to collect half of the outstanding principal 17 Interest Rate Risk At June 30, 2015

1 The regulatory capital ratios for 2Q15 are preliminary pending completion and filing of the Company’s regulatory reports 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide 18 1Q15 2Q15 Common equity Tier 1 capital ratio 9.64% 9.97% Tier 1 risk-based capital ratio 11.27% 11.59% Total risk-based capital ratio 13.58% 13.86% Tier 1 leverage ratio 10.14% 10.22% Tangible common equity ratio 8.44% 8.72% TCF FINANCIAL CORPORATION CAPITAL RATIOS • Maintained strong capital ratios as earnings accumulation supports asset growth • Common stock dividend of five cents per share declared on July 20, 2015 Capital 1 1 1 1 2

1 Calculated as the change in YTD annualized year-to-date common equity Tier 1 capital as a percentage of prior year end common equity Tier 1 capital 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 19 2Q14 1Q15 2Q15 Year-over-year loan and lease growth rate 3.02% 5.19% 5.15% Capital accumulation rate1 12.17% 9.75% 10.90% Tangible book value per common share2 $9.35 $9.91 $10.11 Return on average assets 1.17% 0.85% 1.10% Return on average tangible common equity3 12.72% 8.58% 11.34% • Loan and lease growth due to unique loan and lease capabilities • Capital accumulation rate supports loan and lease origination capabilities • Positive profitability trends continue • Well positioned for rising interest rates Summary

Appendix

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent (continued) 21

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) 22 domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands. Ability to attract and retain employees given competitive conditions and the impact of consolidating facilities. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF’s lending or deposit activities, including account servicing processes or fees or charges, or employment practices; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY[1]

($ thousands)	QTD Jun. 30, 2014	QTD Mar. 31, 2015	QTD Jun. 30, 2015	YTD Jun. 30, 2015
Computation of return on average tangible common equity:				
Net income available to common stockholders	$ 48,278	$ 34,954	$ 47,408	$ 82,362
Other intangibles amortization, net of tax	264	245	246	491
Adjusted net income available to common stockholders	$ 48,542	$ 35,199	$ 47,654	$ 82,853
Average balances:				
Total equity	$ 2,041,925	$ 2,150,858	$ 2,196,213	$ 2,173,661
Less: Non-controlling interest in subsidiaries	21,110	17,077	22,514	19,810
Total TCF Financial Corporation stockholders' equity	2,020,815	2,133,781	2,173,699	2,153,851
Less:				
Preferred stock	263,240	263,240	263,240	263,240
Goodwill	225,640	225,640	225,640	225,640
Other intangibles	5,711	4,474	4,110	4,291
Average tangible common equity	$ 1,526,224	$ 1,640,427	$ 1,680,709	$ 1,660,680
Annualized return on average tangible common equity	12.72 %	8.58 %	11.34 %	9.98 %

[1] When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions.

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1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Common Equity and Tangible Book Value Per Common Share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER COMMON SHARE1 24 Jun. 30, 2014 Mar. 31, 2015 Jun. 30, 2015 Computation of tangible common equity to tangible assets Total equity $ 2,071,711 $ 2,181,682 $ 2,222,022 Less: Non-controlling interest in subsidiaries 16,805 21,890 19,511 Total TCF Financial Corporation stockholders' equity 2,054,906 2,159,792 2,202,511 Less: Preferred stock 263,240 263,240 263,240 Goodwill 225,640 225,640 225,640 Other intangibles 5,483 4,252 3,909 Tangible common equity $ 1,560,543 $ 1,666,660 $ 1,709,722 Total assets $ 18,837,777 $ 19,984,573 $ 19,826,350 Less: Goodwill 225,640 225,640 225,640 Other intangibles 5,483 4,252 3,909 Tangible assets $ 18,606,654 $ 19,754,681 $ 19,596,801 Tangible common equity ratio 8.39% 8.44% 8.72 % Common stock shares outstanding (thousands) 166,881 168,099 169,102 Tangible book value per common share $ 9.35 $ 9.91 $ 10.11 ($ thousands, except per share data)